SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



Date of Report (Date of earliest event reported):  October 7, 2002



                         ELINE ENTERTAINMENT GROUP, INC.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



    Nevada                          000-30451                       88-0429856
---------------                    ------------                   --------------
(State or other                    (Commission                    (IRS Employer
jurisdiction of                    File Number)                   Identification
incorporation)                                                        Number)



               8905 Kingston Pike, Suite 313, Knoxville, TN 37923
          -------------------------------------------------------------
                   (Address of executive offices and Zip Code)



Registrant's telephone number, including area code:  (865) 765-0709 not applicable
       ------------------------------------------------------------------
          (Former name or former address, if changed since last report)

         This Amendment to our earlier Report on Form 8-K filed on October 3, 2002, as amended by a Report on Form 8-K/A filed on October 7, 2002, is being filed to provide additional disclosure in response to a comment letter from the SEC. The following disclosure in Item 4 contains both the original information set forth in our aforedescribed Reports on Form 8-K and 8-K/A, as well as the additional clarifying disclosure requested by the SEC.



Item 4.  Charges in Registrant's Certifying Accountant.

         On September 30, 2002 we notified Rodefer Moss & Co PLLC, our principal independent accountant, that we were terminating their services. The report of Rodefer Moss & Co PLLC on our financial statements for the fiscal year ended October 31, 2001 contained an explanatory paragraph as to our ability to continue as a going concern. Other than such going concern modification, such report did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope, or accounting principles. There were no disagreements between our company and Rodefer Moss & Co PLLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Rodefer Moss & Co PLLC's satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

         As previously disclosed in our Reports on Form 8-K filed on October 22, 2001 and October 25, 2001 regarding the previous change in our principal independent accountant from J.H. Cohn, LLP to Rodefer Moss & Co PLLC, prior to the resignation of J.H. Cohn, LLP on October 15, 2001 there were no disagreements between our company and J.H. Cohn, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to J.H. Cohn, LLP's satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. A copy of the letter from J.H. Cohn, LLP to the SEC confirming the foregoing statement was filed as an exhibit to our Report on Form 8-K as filed on October 25, 2001.

         Accordingly, during the two most recent fiscal years and any subsequent interim period prior to each of their respective resignation or termination, there were no disagreements between our company and either of J.H. Cohn, LLP or Rodefer Moss & Co PLLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to such firm's satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

         On September 30, 2002 we engaged Dempsey Vantrease & Follis PLLC to act as our principal independent accountant. Prior to such engagement, during the two most recent fiscal years and any subsequent interim period prior to engaging Dempsey Vantrease & Follis PLLC we did not consult with such firm regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements.

         The change in our principal independent accountants was approved by our board of directors.

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

         In accordance with the requirements of Item 304 of Regulation S-B of the Securities Act of 1933, we provided Rodefer Moss & Co PLLC with a copy of
Item 4 of our Report on Form 8-K as filed on October 3, 2002 and they furnished us a letter addressed to the SEC stating that such firm agreed with the statements made by us in that Report. A copy of such letter was filed as an exhibit to our Report on Form 8-K/A filed on October 7, 2002. We have also filed as an exhibit to this Report on Form 8-K/A a letter from Rodefer Moss & Co, PLLC addressed to the SEC confirming that they agree with the statements contained in this Report as they relate to that firm.



Item 7.  Financial Statements and Exhibits.

(c)      Exhibits

Exhibit No.        Description
-----------        -----------

16.1 Letter from Rodefer, Moss & Co, PLLC regarding change in certifying accountants *

*        filed herewith



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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Eline Entertainment Group, Inc.


Date: October 21, 2002                  By: /s/ Barry A. Rothman
                                            --------------------
                                            Barry A. Rothman, President


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